                                 EXHIBIT 10.110

                            AMENDMENT NO. 5 (the "Amendment") dated as of December 20, 1999 to the CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT, dated as of December 20, 1996, as amended (the "Credit Agreement"), among TRIMARK PICTURES, INC., a California corporation, and TRIMARK TELEVISION, INC., a Delaware corporation (each a "Borrower" and together, the "Borrowers"), the Guarantors named herein, the Lenders referred to herein, THE CHASE MANHATTAN BANK, a New York banking corporation, as Agent (the "Administrative Agent") for the Lenders and THE CHASE MANHATTAN BANK as Fronting Bank (the "Fronting Bank').

                             INTRODUCTORY STATEMENT

         The Borrowers and the Guarantors have now requested that the Lenders amend certain provisions of the Credit Agreement in order to facilitate the raising of outside equity financing for the Parent's subsidiary, CinemaNow, Inc., and its operation as a separate entity. The Lenders are willing to comply with such request on the terms and subject to the conditions hereinafter set forth.

         Accordingly, the parties hereto hereby agree as follows:

         Section 1. DEFINED TERMS. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

         Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions in Section 3 hereof, the Credit Agreement is hereby amended effective as of the date hereof, as follows:

         (a) The definition of "pledged Securities" is hereby amended by deleting the phrase ", as listed on Schedule 3.7 (a)" and inserting in lieu thereof the parenthetical "(other than stock in CinemaNow, Inc.)".

         (b) The definition of "Subsidiary" is hereby amended by adding the following proviso at the end thereof:

         "; PROVIDED, HOWEVER, that for purposes of this Agreement (other than the definition of Unrestricted Subsidiary) and the other Fundamental Documents, an Unrestricted Subsidiary shall not be a Subsidiary of any Credit Party."

         (c) The following definition is hereby added to Article 1 of the Agreement in the correct alphabetical sequence:

         "UNRESTRICTED SUBSIDIARY" shall mean CinemaNow, Inc."

         (d) Section 5.1(k) of the Agreement is hereby amended by inserting the words ", and Subsidiary of a Credit Party or any Unrestricted Subsidiary" after the phrase "of the Credit Parties" appearing therein.

         (e) Section 6.4 of the Agreement is hereby amended by adding a new clause (ix) at the end thereof to read as follows:

         "and (ix) Investments in CinemaNow, Inc. but solely to the extent consisting of the entry into and performance by Trimark Pictures, Inc. of the agreements referred to in the proviso to Section 6.12 and up to $500,000.00 in cash."

         (f) Section 6.1 of the Agreement is hereby amended by adding the following new text at the end thereof:

         "It is hereby agreed that this Section 6.7 shall not prohibit the issuance of any new equity securities by any Unrestricted Subsidiary."

         (g) Section 6.12 of the Agreement is hereby amended by adding the following proviso to the end of the existing text:

         "PROVIDED, HOWEVER, that this Section shall not apply to the Agreement dated as of December 10, 1999 between Trimark Pictures, Inc. and CinemaNow, Inc."

         (h) Section 6.20 of the Agreement is hereby amended by adding a new clause (iv) at the end of the existing text to read as follows:

         "and (iv) the Investment in CinemaNow, Inc. to the extent permitted by the other provisions hereof."

         (i) Schedule 3.7 (b) is hereby amended by designating the existing text as section (I) and adding a new section (ii) at the end of the existing text to read as follows:

         "(ii) 18,200,000 shares of the common stock in CinemaNow, Inc. evidenced by certificate No. 8 registered in the name of Trimark Holdings, Inc."

         Section 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent.

         (a) The Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of each party hereto.

         (b) All legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

         Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties hereby represents, warrants and acknowledges to the Administrative Agent (on behalf of itself, Fronting Bank and the Lenders) that:

         (a) Notwithstanding the terms of this Amendment, any outstanding shares of capital stock of CinemaNow, Inc. held or acquired by a Credit Party shall remain subject to the limitation on Liens set forth in Section 6.2 of the Credit Agreement, it being understood that CinemaNow, Inc. stock held by Parent is subject to certain restrictions pursuant to a Co-Sale Agreement among CinemaNow, Inc., Trimark Holdings, Inc. and certain other investors substantially in the form previously delivered to the agent.

         (b) Their respective obligations to the Lenders under the Credit Agreement remain in full force and effect.

         (c) The representations and warranties contained in the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extend such representations and warranties expressly relate to an earlier date).

         (d) After giving effect hereto, each of the Credit Parties is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement or any other Fundamental Document.

         (e) The acknowledgments, representations and warranties in this
Section 4 have been a material inducement for the Lenders to agree to enter into this Amendment, (ii) the Lenders are relying on such acknowledgments, representations and warranties, and (iii) the Lenders would not have entered into this Amendment without such acknowledgments, representations and warranties.

         Section 5. FULL FORCE AND EFFECT. Except as expressly set forth herein, this amendment does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default under the Credit Agreement, in either case whether or not known to the Lenders. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provision thereof on the date hereof. As used herein, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules hereto or to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules hereto or to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE COVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

         Section 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute as an original, but all which when taken together shall constitute but one instrument.

         Section 8. EXPENSES. The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, performance or enforcement of this Amendment, the Credit Agreement or the other Fundamental Documents and any other documentation contemplated hereby or thereby, including, but not limited to, the reasonable fees and disbursements of external legal counsel for the

Administrative Agent and the allocated costs and charges of its internal legal counsel.

         Section 9. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                                            TRIMARK PICTURES, INC.
                                            TRIMARK TELEVISION, INC.
                                            TRIMARK HOLDINGS, INC.
                                            TRIMARK MUSIC
                                            CHEAP DATE, INC.
                                            WRITERS ON THE WAVE
                                            PURPLE TREE PRODUCTIONS, INC.
                                            LOVING GUN PRODUCTIONS, INC.
                                            TRIMARK INTERACTIVE

                                            By: /s/ Jeff Gonzalez
                                               ---------------------------------
                                            Jeff Gonzalez

                                            Title:  Authorized Signatory for
                                            each of the foregoing

                                            THE CHASE MANHATTAN BANK,

                                            Individually and as Administrative
                                            Agent

                                            By: /s/ Tracey Navin Ewing
                                               ---------------------------------
                                            Tracey Navin Ewing
                                            Vice President

                                            CITY NATIONAL BANK

                                            By: /s/ Norman B. Starr
                                                --------------------------------
                                            Norman B. Starr
                                            Vice President

                                            COMERICA BANK-CALIFORNIA

                                            By: /s/ Adam M. Bennecke
                                                --------------------------------
                                            Adam M. Bennecke
                                            Corporate Banking Officer

                                            FIRST HAWAIIAN BANK

                                            By: /s/ Donald C. Young
                                                --------------------------------
                                            Donald C. Young
                                            Vice President

                                            IMPERIAL BANK

                                            By: /s/
                                                --------------------------------
                                            SILICON VALLEY BANK

                                            By: /s/ Paul A. Wyckoff
                                                --------------------------------
                                            Paul A. Wyckoff
                                            Vice President

                                            THE SUMITOMO TRUST & BANKING
                                            CO.,LTD., NEW YORK BRANCH

                                            By: /s/ Stephen Stratico
                                                --------------------------------
                                            Stephen Stratico
                                            Vice President

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By: /s/ Danny Mandel
                                                --------------------------------
                                            Danny Mandel
                                            Assistant Vice President

                                            DE NATIONALE
                                            INVESTERINGSBANK N.V.

                                            By: /s/ Eric H. Snaterse
                                                --------------------------------
                                            Eric H. Snaterse
                                            Senior Vice President